Centrue Financial Corporation Earnings Presentation December 31, 2016 NASDAQ: CFCB 1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as ''may,'' ''will,'' ''should,'' “hope,'' "expects,'' ''intends,'' ''plans,'' ''anticipates,'' "contemplates," ''believes,'' ''estimates,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation. Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward- looking statements. As a result, we cannot guarantee future results, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Centrue’s actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. We encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K. These filings are available at www.SEC.gov. Non-GAAP Financial Measures: Certain financial information included in this presentation may include Non-GAAP Financial Measures. Centrue’s management uses Non-GAAP Financial Measures to evaluate Centrue’s performance and provides is information as a supplement to Centrue’s reported results because management believes this information provides additional insight into Centrue’s operating performance. Reconciliations for any Non-GAAP Financial Measures may be found in the schedules accompanying Centrue’s earnings releases. General Information and Limitations 2

Corporate Profile – Dec 31, 2016 Platform Headquarters: Ottawa, IL Product Lines: Commercial, Retail, Mortgage, Treasury Management Branches: 20 Employees (FTE): 217.0 Market Data* NASDAQ Ticker: CFCB Market Cap: $149.7 million Price: $22.98 Tangible Book Value: $19.08 Price/ TBV: 120.4% 52 Week Range: $15.26 - $22.98 Shares Outstanding: 6,513,694 Market Makers: Boenning & Skattergood Keefe, Bruyette & Woods Sandler O'Neill + Partners *Market Data as of 1/25/2017 Balance Sheet Assets: $978 million Loans: $686 million Deposits: $740 million Profitability (YTD) Net Income: $6.3 million Return on Average Assets: 0.64% Return on Average Equity: 5.09% Net interest Margin: 3.43% (FTE) Efficiency Ratio: 78.27% Capital Ratios Risk-based Capital Ratio: 14.95% Leverage Ratio: 11.49% Texas Ratio: 5.01% Asset Quality NPA’s/ Assets: 0.68% Delinquency Ratio: 0.48% Allowance / Gross Loans: 1.30% Allowance / NPL’s: 545.59% 3

Franchise Value • One hundred forty-two year-old community bank offering commercial, retail, and mortgage banking services • Attractive branch network with solid market share in its core markets and a foothold in two large markets – Top 4 deposit market share in its three core markets (Grundy, Kankakee and LaSalle County) – The Company has a portion of its branches in Chicago (6) and St. Louis (1) MSAs • Desirable deposit franchise with 18 bps cost of total deposits during 2016 – Core deposits (checking, savings, NOW, and money markets) account for 72.8% of deposits – Weighted average life of core deposits is 7.3 years • Scalable bank platform – $978 million in assets and 20 total branches (6 branches in Chicago MSA) – Potential to further capitalize on attractive Chicago market • Experienced management team with proven track record • Historically profitable core franchise • Strong credit underwriting and asset quality metrics • Diverse loan portfolio 4

Fourth Quarter Highlights Assets  Assets increased $16.6MM from year-end 2015  Earning assets increased $35.6MM or 4.3% from year-end 2015  Loan portfolio (including held for sale loans): o Grew $40.0MM, or 6.2%, from year-end 2015, net of $13.1 million in branch sales o Three year compound annual growth rate of 10.1%  OREO decreased $3.4MM or 40.5% from year-end 2015 Liabilities & Capital  Deposit portfolio: o Grew $21.5MM, or 3.0%, from year-end 2015, net of $51.7 million in branch sales o Total cost of deposits equals 18 bps for the full year 2016  Core deposit portfolio (checking, savings, NOW, money market): o Weighted average life totals 7.3 years o Totals 72.8% of deposits  Borrowings decreased $8.9MM Asset Quality  Nonperforming assets: o Decreased $7.7MM, or 53.5%, from year-end 2015 o NPA ratio fell to 0.68% from 1.50% from year-end 2015  Allowance to nonperforming loans improved to 545.59%  Nonperforming loans decreased $0.7MM during the quarter 5

Fourth Quarter Highlights Income Statement  Comparing fourth quarter 2016 to fourth quarter 2015: o Net income was $2.2MM compared to $38.6MM in 2015 when the Company reversed $38.2MM deferred tax asset (“DTA”) valuation allowance o Income before income taxes increased $2.2MM or 220.0% o Net interest income increased $0.2MM, or 2.8% o Loan portfolio yield increased 4 basis points o Noninterest income increased $1.1MM, or 42.3% o Noninterest expense decreased $0.5MM, or 6.0% Ratios & Per Share Data  Comparing fourth quarter 2016 to fourth quarter 2015: o Earnings per share decreased to $0.33 from $5.92 o Tangible book value per share was $19.08 compared to $18.08 o Return on average assets decreased to 0.89% o Return on average equity decreased to 6.97% o Efficiency ratio decreased to 75.29% Other  Gain on debt extinguishment was $1.0MM during the quarter as the Company redeemed a $10.3MM trust preferred issuance  OREO related costs in the fourth quarter of 2016 were reduced by $113.5M from the fourth quarter of 2015 6

Quarterly Financial Summary

2014-2016 Quarterly Financial Summary (Unaudited)	2014	2015				2016			
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Balance Sheet ($000)									
Total Assets	$ 817,089	$ 873,568	$ 891,015	$ 943,676	$ 961,218	$ 969,017	$ 952,657	$ 1,000,083	$ 977,779
Total Loans [(1)]	553,564	569,748	586,978	612,132	645,806	661,082	657,941	666,795	685,775
Total Deposits	698,824	712,673	700,118	709,535	718,504	729,269	716,424	760,951	740,046
Profitability (%) [(2)]									
Net Income ($000)	$ (6,016)	$ 1,867	$ 1,053	$ 1,088	$ 38,594	$ 918	$ 2,128	$ 1,055	$ 2,215
ROAA	(2.85)	0.91	0.49	0.47	16.25	0.38	0.88	0.42	0.89
ROAE	(65.13)	24.16	5.08	5.17	182.21	3.03	6.96	3.35	6.97
Net Interest Margin	3.37	3.44	3.48	3.34	3.37	3.48	3.49	3.38	3.38
Efficiency Ratio	92.15	92.20	83.83	80.16	82.77	79.96	80.57	77.43	75.29
Capital Ratios (%)									
Risk-based Capital Ratio	9.64	16.84	16.41	15.71	15.64	15.63	16.46	16.16	14.95
Leverage Ratio	4.93	12.45	12.14	11.49	12.10	11.72	12.17	12.22	11.49
Texas Ratio	1,532.34	20.00	18.28	17.86	11.40	10.13	7.10	5.95	5.01
Asset Quality (%) [(2)]									
NPA's/ Assets	2.20	1.99	1.80	1.67	1.50	1.34	0.98	0.79	0.68
NPL's/ Loans	1.40	1.29	1.06	0.99	0.93	0.85	0.38	0.35	0.24
Delinquency Ratio	0.94	1.66	1.24	1.47	1.37	1.04	0.37	0.38	0.48
NCO's/ Avg. Loans	1.22	-	(0.11)	0.04	0.03	(0.01)	0.01	(0.01)	0.02
Allowance/ Gross Loans	1.44	1.40	1.47	1.37	1.33	1.36	1.36	1.35	1.30
Allowance/ NPL's	102.99	108.85	139.01	139.24	143.02	158.97	353.33	388.50	545.59

Source: Internal Management Reporting

1. Includes loans held for sale.
2. In Q4 '14, a bulk asset sale was completed in which a combined $35.2 million of problem assets were sold resulting in a charge against earnings of $3.9 million. In Q4 '15, net income was impacted by a DTA reversal benefit of $38.2 million.

FDIC

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2016 Versus 2015 Results (Unaudited) Financial Comparisons 2016 2015 $ % 2016 2015 $ % Balance Sheet ($000) Total Assets 977,779$ $961,218 16,561$ 1.72 $977,779 $961,218 $16,561 1.72 Total Loans (1) 685,775 645,806 39,969 6.19 685,775 645,806 39,969 6.19 Total Deposits 740,046 718,504 21,542 3.00 740,046 718,504 21,542 3.00 Profitability (%) (2) Net Income ($000) 2,215$ $38,594 (36,379)$ (94.26) $6,316 $42,602 -$36,286 (85.17) ROAA 0.89 16.25 (15.36) (94.52) 0.64 4.79 -4.15 (86.64) ROAE 6.97 182.21 (175.24) (96.17) 5.09 60.29 -55.20 (91.56) Net Interest Margin 3.38 3.37 0.01 0.30 3.43 3.40 0.03 0.88 Efficiency Ratio 75.29 82.77 (7.48) (9.04) 78.27 84.53 -6.26 (7.41) Capital Ratios (%) Risk-based Capital Ratio 14.95 15.64 (0.69) (4.41) 14.95 15.64 -0.69 (4.41) Leverage Ratio 11.49 12.10 (0.61) (5.04) 11.49 12.10 -0.61 (5.04) Texas Ratio 5.01 11.40 (6.39) (56.05) 5.01 11.40 -6.39 (56.05) Asset Quality (%) NPA's/ Assets 0.68 1.50 (0.82) (54.67) 0.68 1.50 -0.82 (54.67) NPL's/ Loans 0.24 0.93 (0.69) (74.19) 0.24 0.93 -0.69 (74.19) Delinquency Ratio 0.48 1.37 (0.89) (64.96) 0.48 1.37 -0.89 (64.96) NCO's/ Avg. Loans 0.02 0.03 (0.01) (33.33) 0.00 -0.04 0.04 (100.00) Allowance/ Gross Loans 1.30 1.33 (0.03) (2.26) 1.30 1.33 -0.03 (2.26) Allowance/ NPL's 545.59 143.02 402.57 281.48 545.59 143.02 402.57 281.48 Source: Internal Management Reporting Quarter Ended December 31 Year to Date Ended December 31 1. Includes loans held for sale. 2. In Q4 ’15, the Company reversed $38.2 million DTA valuation allowance. 8

Commercial 11.7% AG and AGRE 7.2% Commercial RE 68.3% 1-4 Family 12.4% Consumer 0.5% Loans Loan and Deposit Portfolios Source: Internal Management Reporting Checking 20.6% NOW 17.4% Money Market 18.5% Savings 16.3% Time 27.2% Deposits 9

Loan Portfolio Source: Internal Management Reporting $553.6 $569.7 $587.0 $612.1 $645.8 $661.1 $657.9 $666.8 $685.8 79.2% 79.9% 83.8% 86.3% 89.9% 90.7% 91.8% 87.6% 92.7% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16 ($ in millions) Loans (including held for sale) Loan/ Deposit Ratio 10

Deposit Portfolio $492.1 $512.0 $503.6 $513.0 $531.2 $524.4 $512.3 $547.0 $538.9 0.22% 0.19% 0.17% 0.17% 0.16% 0.15% 0.17% 0.20% 0.21% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16 ($ in millions) Core Deposits (Checking, Savings, NOW, Money Market) Time Rate Source: Internal Management Reporting 11

Asset Quality Source: Internal Management Reporting $7.7 $7.3 $6.2 $6.0 $6.0 $5.6 $2.5 $2.3 $1.6 $10.3 $10.0 $9.8 $9.8 $8.4 $7.4 $6.8 $5.5 $5.0 2.20% 1.99% 1.80% 1.67% 1.50% 1.34% 0.98% 0.79% 0.68% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16 Nonperforming Assets ($ in millions) Nonperforming Loans OREO NPA Ratio $(14.0) $(650.0) $242.0 $185.0 $(83.0) $49.0 $(96.0) $117.0 1.22% 0.00% (0.11%) 0.04% 0.03% (0.01%) 0.01% (0.01%) 0.02% -0.2% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% $(800) $(600) $(400) $(200) $- $200 $400 $600 Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16 Net Charge-Off’s ($ in thousands) Net Charge-Off (Recovery) Ratio 1. In Q4 ’14, a bulk asset sale was completed in which a combined $35.2 million of problem assets were sold resulting in a charge against earnings of $3.9 million. 12

Capital



Total Risk-Based Capital Ratio
19.0%
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
9.6%
16.8%
16.4%
15.7%
15.6%
15.6%
16.5%
16.2%
15.0%
Q4/14
Q1/15
Q2/15
Q3/15
Q4/15
Q1/16
Q2/16
Q3/16
Q4/16



Tier 1 Leverage Ratio
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
4.9%
12.5%
12.1%
11.5%
12.1%
11.7%
12.2%
12.2%
11.5%
Q4/14
Q1/15
Q2/15
Q3/15
Q4/15
Q1/16
Q2/16
Q3/16
Q4/16

Note: A $76 million recapitalization occurred in March of 2015.



Texas Ratio
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1532.3%
20.0%
18.3%
17.9%
11.4%
10.1%
7.1%
5.9%
5.0%
Q4/14
Q1/15
Q2/15
Q3/15
Q4/15
Q1/16
Q2/16
Q3/16
Q4/16



Tangible Common Equity/ Tangible Assets
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
(0.84%)
9.03%
8.87%
8.49%
12.27%
12.35%
12.82%
12.32%
12.72%
Q4/14
Q1/15
Q2/15
Q3/15
Q4/15
Q1/16
Q2/16
Q3/16
Q4/16

Source: Internal Management Reporting

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Profitability



Return on Assets
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
(2.85%)
0.91%
0.49%
0.47%
16.25%
0.38%
0.88%
0.42%
0.89%
Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16



Return on Equity
8.5%
6.5%
4.5%
2.5%
0.5%
-1.5%
-3.5%
(65.13%)
24.16%
5.08%
5.17%
182.21%
3.03%
6.96%
3.35%
6.97%
Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16



Efficiency Ratio
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
92.2%
92.2%
83.8%
80.2%
82.8%
80.0%
80.6%
77.4%
75.3%
Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16



Net Interest Income – Net Interest Margin (%)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
3.6%
3.5%
3.5%
3.4%
3.4%
3.3%
3.3%
3.37%
3.44%
3.48%
3.34%
3.37%
3.48%
3.49%
3.38%
3.38%
$6.0
$6.0
$6.4
$6.7
$7.1
$7.3
$7.2
$7.2
$7.3
Q4/14 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16
Net Interest Income ($ in millions)
Net Interest Margin (%)

Source: Internal Management Reporting

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Noninterest Income Source: Internal Management Reporting $4,027 $2,576 $3,237 $2,587 $2,263 $4,242 $2,499 $3,742 $2,156 $2,395 $2,386 $2,279 $2,099 $2,217 $2,231 $2,235 1.96% 1.20% 1.40% 1.09% 0.92% 1.75% 1.00% 1.51% 1.05% 1.11% 1.03% 0.96% 0.85% 0.92% 0.90% 0.90% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16 Total NII Core NII NII/Avg Assets Core NII/Avg Assets 15

Noninterest Expense Source: Internal Management Reporting $8,183 $7,952 $8,842 $8,261 $7,866 $8,112 $7,741 $7,795 $7,485 $7,408 $7,276 $7,732 $7,672 $7,761 $7,415 $7,659 3.98% 3.69% 3.81% 3.48% 3.21% 3.34% 3.11% 3.14% 3.64% 3.44% 3.14% 3.26% 3.13% 3.19% 2.97% 3.08% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16 Total NIE Core NIE NIE/Avg Assets Core NIE/Avg Assets 16

Stock Price $11.40 $15.00 $14.55 $16.64 $17.40 $17.40 $18.80 $21.30 $12.14 $12.16 $12.33 $18.08 $18.35 $18.72 $18.90 $19.08 93.9% 123.6% 139.8% 134.9% 96.2% 92.9% 99.5% 111.6% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% 140.0% 150.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q1/15 Q2/15 Q3/15 Q4/15 Q1/16 Q2/16 Q3/16 Q4/16 Closing Stock Price Tangible Book Value Price/ TBV Source: Internal Management Reporting 17

Review of Branch Footprint

Highlights

- Top 4 market share in Grundy, Kankakee and LaSalle counties
- Top 10 market share in 5 of the 7 counties in which the Company operates
- 14 branches in North-Central Illinois with strong market share
- 6 branches in the southern suburbs of Chicago
- 1 branch in St. Louis MSA

Kankakee County - Top 10

2016 Rank	Company	Brchs.		Deposits ($)	Market Share (%)
1	HomeStar Financial Group Inc. (IL)	4	$	303,683	16.10
2	**Centrue Financial Corporation (IL)**	**6**		**250,621**	**13.29**
3	Municipal Trust & SB (IL)	3		224,338	11.89
4	PNC Financial Services Group (PA)	3		206,822	10.97
5	First Trust Financial Corp. (IL)	4		178,666	9.47
6	First American Bank Corp. (IL)	2		175,409	9.30
7	Romy Hammes Inc. (IN)	2		158,603	8.41
8	Foresight Fnl Group Inc. (IL)	2		114,846	6.09
9	MainSource Financial Group (IN)	2		74,333	3.94
10	Illinois State Bancorp Inc. (IL)	1		65,974	3.50
	Total For Institutions In Market	**38**	**$**	**1,885,986**	

LaSalle County - Top 10

2016 Rank	Company	Brchs.		Deposits ($)	Market Share (%)
1	Tri-County Finl Group Inc. (IL)	5	$	443,150	17.41
2	Eureka Savings Bank (IL)	4		280,348	11.01
3	First Ottawa Bancshares (IL)	6		254,007	9.98
4	**Centrue Financial Corporation (IL)**	**7**		**200,031**	**7.86**
5	First FSB (IL)	6		185,915	7.30
6	Ottawa Bancorp Inc. (IL)	2		160,858	6.32
7	LaSalle Bancorp Inc. (IL)	2		142,803	5.61
8	Streator Home SB (IL)	1		127,813	5.02
9	Peru FSB (IL)	2		124,533	4.89
10	Heartland Bancorp Inc. (IL)	2		94,985	3.73
	Total For Institutions In Market	**59**	**$**	**2,545,264**	

Source: SNL Financial, deposit market share data as of June 30, 2016

FDIC EQUAL HOUSING LENDER
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www.centrue.com

Branches: 19 Loans: $477 million Deposits: $724 million Branches: 1 Loans: $209 million Deposits: $16 million Total Branches: 20 Loans: $686 million Deposits: $740 million Branch Franchise 19

Scorecard – Previous Two Years Bulk Asset Sale  $76 Million Recap  Went Public on NASDAQ  Recovery of DTA  Termination of Joint Regulatory Agreement  Sale of Branches  Realized Gain on Trust Preferred Retirement  Strengthened Balance Sheet  Improvement in Core Run Rate  Build Shareholder Value 20

Strategic Priorities Increase Core Earnings Strengthen Balance Sheet Through Quality Loan and Core Deposit Growth Maintain Credit Quality Create a Leaner, More Efficient Organization Utilize and Protect Deferred Tax Asset Explore Opportunities to Utilize Excess Capital Invest in Talent 21